UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: June 7, 2010
(Date of earliest event reported)

ENERGIZ RENEWABLE, INC.
(Exact name of registrant as specified in its charter)

Florida --------------------------------	000-27279 --------------------------------	65-1016255 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 First Street
Keyport, NJ 07735
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(Address of principal executive offices) (Zip Code)

(732) 319-9235
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item  8.01      Other Events.

On February 12, 2010 the Registrant filed a notice on Form 8-K that it changed its name from C & G DECK Capital, Inc. to Energiz Renewable, Inc.  The amendment to the Articles of Incorporation dated February 22, 2010 was adopted by the board of directors and shareholder action was not required. Since that date, the name change has been approved by FINRA Corporate Actions.

SIGNATURE

ENERGIZ RENEWABLE, INC.
(Registrant)

Date: July 7, 2010	By: /s/ EDWARD T. WHELAN
Edward T. Whelan
Chief Executive Officer and
Chief Financial Officer
(Duly Authorized Officer)